Advanced Series Trust
For the fiscal period ended 06/30/15
File number 811-5186

SUB-ITEM 77C
Submission of Matters to a Vote of Security Holders
Proxy Voting Results (Unaudited)

At a special meeting of shareholders held on June 11, 2015, shareholders of each of the portfolios which comprise the Advanced Series Trust (AST) approved a proposal to elect twelve trustees of AST. Shareholders of all portfolios voted together on the proposal:

The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Voted
 % of Total
 % of Voted

Susan Davenport Austin


For
12,786,027,549.949
96.747%
96.807%
Withhold
421,779,012.808
3.191
3.193




Sherry S. Barrat


For
12,793,209,763.913
96.801
96.861
Withhold
414,596,798.844
3.137
3.139




Jessica M. Bibliowicz


For
12,784,009,516.234
96.732
96.792
Withhold
423,797,046.523
3.206
3.208




Kay Ryan Booth


For
12,792,614,594.149
96.797
96.857
Withhold
415,191,968.608
3.141
3.143




Timothy S. Cronin


For
12,797,158,035.484
96.831
96.891
Withhold
410,648,527.273
3.107
3.109




Delayne Dedrick Gold


For
12,757,727,225.718
96.533
96.593
Withhold
450,079,337.039
3.405
3.407




Robert F. Gunia


For
12,784,735,872.531
96.737
96.797
Withhold
423,070,690.226
3.201
3.203




W. Scott McDonald, Jr., PhD


For
12,754,057,319.234
96.505
96.565
Withhold
453,749,243.523
3.433
3.435




Thomas T. Mooney


For
12,769,347,987.833
96.621
96.681
Withhold
438,458,574.924
3.317
3.319




Thomas M. O'Brien


For
12,793,709,607.324
96.805
96.865
Withhold
414,096,955.433
3.133
3.135

At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a policy to permit the manager to enter into or make material changes to portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval.




The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted

AST AQR Emerging Markets Equity Portfolio


For
23,539,166.656
99.597%
99.597%
Against
11,449.589
0.048
0.048
Abstain
83,935.001
0.355
0.355




AST BlackRock iShares ETF Portfolio


For
17,101,236.403
75.097
75.098
Against
3,803,882.538
16.704
16.704
Abstain
1,866,909.084
8.198
8.198




AST Boston Partners Large-Cap Value Portfolio


For
39,503,447.606
95.687
95.687
Against
1,381,410.422
3.346
3.346
Abstain
399,350.339
0.967
0.967




AST Cohen & Steers Realty Portfolio


For
72,559,556.760
83.517
88.672
Against
6,771,546.885
7.794
8.276
Abstain
2,498,234.104
2.875
3.052




AST Goldman Sachs Large-Cap Value Portfolio


For
56,995,382.973
88.622
88.625
Against
4,986,971.068
7.754
7.755
Abstain
2,328,554.575
3.621
3.620




AST Goldman Sachs Mid-Cap Growth Portfolio


For
75,770,788.598
82.764
82.772
Against
10,366,039.166
11.323
11.323
Abstain
5,405,733.908
5.904
5.905




AST Goldman Sachs Small-Cap Value Portfolio


For
44,618,810.203
86.309
86.311
Against
4,754,861.425
9.198
9.198
Abstain
2,322,073.368
4.492
4.491




AST Herndon Large-Cap Value Portfolio


For
58,724,144.789
92.588
92.589
Against
3,151,454.806
4.969
4.969
Abstain
1,549,277.243
2.443
2.442




AST International Growth Portfolio


For
165,437,223.500
94.265
94.265
Against
6,947,296.181
3.958
3.959
Abstain
3,117,986.983
1.776
1.776




AST International Value Portfolio


For
117,695,635.957
97.792%
97.794%
Against
1,811,655.404
1.505
1.506
Abstain
843,524.750
0.701
0.700




AST J.P. Morgan International Equity Portfolio


For
14,164,010.202
79.451
79.461
Against
2,482,076.737
13.923
13.924
Abstain
1,179,163.022
6.614
6.615




AST Jennison Large-Cap Growth Portfolio


For
47,280,916.658
95.832
95.832
Against
1,457,134.974
2.953
2.953
Abstain
599,555.048
1.215
1.215




AST Large-Cap Value Portfolio


For
56,087,469.114
87.978
87.979
Against
5,698,974.677
8.939
8.939
Abstain
1,964,884.057
3.082
3.082




AST Loomis Sayles Large-Cap Growth Portfolio


For
69,384,339.768
87.439
87.447
Against
6,769,532.328
8.531
8.532
Abstain
3,190,866.398
4.021
4.021




AST MFS Global Equity Portfolio


For
33,470,634.508
78.802
78.811
Against
6,255,808.920
14.728
14.730
Abstain
2,743,394.653
6.459
6.459




AST MFS Growth Portfolio


For
69,172,328.526
93.291
93.292
Against
3,505,770.282
4.728
4.728
Abstain
1,468,152.075
1.980
1.980




AST MFS Large-Cap Value Portfolio


For
40,139,414.006
97.774
97.774
Against
616,135.689
1.501
1.501
Abstain
297,862.376
0.725
0.725




AST Mid-Cap Value Portfolio


For
19,522,520.793
87.506
87.515
Against
1,904,016.029
8.534
8.536
Abstain
881,115.900
3.949
3.949




AST Neuberger Berman Mid-Cap Growth Portfolio


For
17,794,091.944
79.688
82.188
Against
2,623,587.068
11.749
12.117
Abstain
1,233,046.865
5.522
5.695




AST Neuberger Berman/LSV Mid-Cap Value Portfolio


For
29,482,177.127
83.614%
83.620%
Against
3,972,010.903
11.265
11.265
Abstain
1,803,496.665
5.115
5.115




AST Parametric Emerging Markets Equity Portfolio


For
58,427,949.826
86.778
86.780
Against
6,678,020.452
9.918
9.919
Abstain
2,223,009.736
3.301
3.301




AST QMA Emerging Markets Equity Portfolio


For
15,623,636.743
99.752
99.753
Against
38,796.176
0.248
0.247
Abstain
0.000
0.000
0.000




AST QMA Large-Cap Portfolio


For
220,094,862.503
99.980
99.980
Against
7,597.204
0.003
0.003
Abstain
37,563.197
0.017
0.017




AST Small-Cap Growth Portfolio


For
21,807,224.876
89.047
89.048
Against
1,913,475.086
7.813
7.814
Abstain
768,689.368
3.139
3.138




AST Small-Cap Growth Opportunities Portfolio


For
50,754,736.917
87.234
87.239
Against
5,108,708.738
8.780
8.780
Abstain
2,316,166.469
3.981
3.981




AST Small-Cap Value Portfolio


For
46,556,112.486
91.470
91.470
Against
2,991,098.576
5.877
5.877
Abstain
1,350,507.658
2.653
2.653




AST T. Rowe Price Equity Income Portfolio


For
81,866,377.360
89.413
89.414
Against
7,318,940.716
7.994
7.993
Abstain
2,374,165.609
2.593
2.593




AST T. Rowe Price Large-Cap Growth Portfolio


For
76,203,891.162
87.478
87.479
Against
7,674,582.755
8.810
8.810
Abstain
3,233,221.867
3.711
3.711




AST T. Rowe Price Natural Resources Portfolio


For
23,304,009.284
81.040
81.055
Against
3,889,590.536
13.526
13.528
Abstain
1,557,538.081
5.416
5.417




AST Templeton Global Bond Portfolio


For
53,183,377.718
86.509%
86.517%
Against
5,627,975.677
9.155
9.155
Abstain
2,660,915.415
4.328
4.328




AST Wellington Management Hedged Equity Portfolio


For
136,347,251.769
77.914
77.929
Against
29,760,322.102
17.006
17.009
Abstain
8,858,069.658
5.062
5.062




At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the shares of the portfolio.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted

AST AQR Emerging Markets Equity Portfolio
For
23,549,662.239
99.641%
99.641%
Against
954.006
0.004
0.004
Abstain
83,935.001
0.355
0.355




AST BlackRock iShares ETF Portfolio
For
19,890,704.154
87.347
87.348
Against
1,242,463.029
5.456
5.456
Abstain
1,638,860.842
7.196
7.196




AST Boston Partners Large-Cap Value Portfolio
For
40,502,700.150
98.107
98.108
Against
421,146.959
1.020
1.020
Abstain
360,361.258
0.873
0.872




AST Cohen & Steers Realty Portfolio
For
77,356,673.472
89.038
94.535
Against
2,380,141.760
2.740
2.908
Abstain
2,092,522.517
2.408
2.557




AST Goldman Sachs Large-Cap Value Portfolio
For
60,525,769.163
94.112
94.115
Against
1,744,193.173
2.712
2.712
Abstain
2,040,946.280
3.173
3.173




AST Goldman Sachs Mid-Cap Growth Portfolio
For
83,244,727.719
90.928
90.936
Against
3,399,612.798
3.713
3.714
Abstain
4,898,221.155
5.350
5.350




AST Goldman Sachs Small-Cap Value Portfolio
For
47,589,486.770
92.056
92.057
Against
1,862,887.136
3.604
3.604
Abstain
2,243,371.090
4.339
4.339




AST Herndon Large-Cap Value Portfolio
For
60,591,388.861
95.533%
95.533%
Against
1,376,023.341
2.169
2.170
Abstain
1,457,464.636
2.298
2.297




AST International Growth Portfolio
For
170,530,824.279
97.167
97.168
Against
2,272,559.616
1.294
1.295
Abstain
2,699,122.769
1.538
1.537




AST International Value Portfolio
For
119,133,595.394
98.987
98.989
Against
521,578.997
0.433
0.433
Abstain
695,641.720
0.578
0.578




AST J.P. Morgan International Equity Portfolio
For
15,944,387.745
89.438
89.449
Against
808,667.089
4.536
4.536
Abstain
1,072,195.127
6.014
6.015




AST Jennison Large-Cap Growth Portfolio
For
48,452,553.085
98.206
98.207
Against
483,478.117
0.980
0.980
Abstain
401,575.478
0.814
0.813




AST Large-Cap Value Portfolio
For
60,034,430.262
94.169
94.170
Against
1,843,593.240
2.892
2.892
Abstain
1,873,304.346
2.938
2.938




AST Loomis Sayles Large-Cap Growth Portfolio
For
74,548,600.950
93.947
93.956
Against
2,219,989.215
2.798
2.798
Abstain
2,576,148.329
3.246
3.246




AST MFS Global Equity Portfolio
For
37,558,592.140
88.427
88.436
Against
2,131,800.618
5.019
5.020
Abstain
2,779,445.323
6.543
6.544




AST MFS Growth Portfolio
For
71,623,020.199
96.597
96.597
Against
1,045,030.696
1.409
1.410
Abstain
1,478,199.988
1.993
1.993




AST MFS Large-Cap Value Portfolio
For
40,577,743.664
98.842
98.842
Against
220,189.948
0.536
0.536
Abstain
255,478.459
0.622
0.622




AST Mid-Cap Value Portfolio
For
20,956,451.311
93.933%
93.943%
Against
678,546.015
3.041
3.042
Abstain
672,655.396
3.015
3.015




AST Neuberger Berman Mid-Cap Growth Portfolio
For
19,541,606.809
87.514
90.259
Against
1,018,556.037
4.561
4.704
Abstain
1,090,563.031
4.884
5.037




AST Neuberger Berman/LSV Mid-Cap Value Portfolio
For
32,128,680.979
91.120
91.126
Against
1,573,169.956
4.462
4.462
Abstain
1,555,833.760
4.412
4.412




AST Parametric Emerging Markets Equity Portfolio
For
62,712,309.672
93.141
93.144
Against
2,732,220.035
4.058
4.058
Abstain
1,884,450.307
2.798
2.798




AST QMA Emerging Markets Equity Portfolio
For
15,633,223.420
99.814
99.814
Against
24,907.476
0.159
0.159
Abstain
4,302.023
0.027
0.027




AST QMA Large-Cap Portfolio
For
220,109,342.815
99.986
99.987
Against
315.268
0.000
0.000
Abstain
30,364.821
0.014
0.013




AST Small-Cap Growth Portfolio
For
23,167,482.088
94.602
94.603
Against
693,273.828
2.831
2.831
Abstain
628,633.414
2.566
2.566




AST Small-Cap Growth Opportunities Portfolio
For
54,514,421.414
93.696
93.701
Against
1,753,671.773
3.014
3.014
Abstain
1,911,518.937
3.285
3.285




AST Small-Cap Value Portfolio
For
48,682,496.161
95.648
95.648
Against
1,029,587.371
2.023
2.023
Abstain
1,185,635.188
2.329
2.329




AST T. Rowe Price Equity Income Portfolio
For
87,291,872.603
95.339
95.339
Against
2,184,373.504
2.386
2.386
Abstain
2,083,237.578
2.275
2.275




AST T. Rowe Price Large-Cap Growth Portfolio
For
81,747,725.354
93.841%
93.843%
Against
2,572,303.249
2.953
2.953
Abstain
2,791,667.181
3.205
3.204




AST T. Rowe Price Natural Resources Portfolio
For
25,835,640.307
89.844
89.860
Against
1,578,139.242
5.488
5.489
Abstain
1,337,358.352
4.650
4.651




AST Templeton Global Bond Portfolio
For
57,344,003.422
93.277
93.285
Against
1,557,450.046
2.533
2.533
Abstain
2,570,815.342
4.182
4.182




AST Wellington Management Hedged Equity Portfolio
For
158,550,624.001
90.602
90.619
Against
8,284,093.572
4.734
4.734
Abstain
8,130,925.956
4.646
4.647





At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a policy to permit the manager to enter into or make material changes to portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
   Shares Voted
% of Total
% of Voted

AST Advanced Strategies Portfolio
For
458,927,633.479
77.353
77.354
Against
99,322,702.178
16.741
16.741
Abstain
35,039,333.073
5.905
5.905




AST Balanced Asset Allocation Portfolio
For
538,979,106.812
72.535%
72.536%
Against
149,223,887.418
20.082
20.083
Abstain
54,849,761.870
7.381
7.381




AST BlackRock Global Strategies Portfolio
For
145,981,174.774
75.668
75.669
Against
33,196,728.465
17.207
17.207
Abstain
13,744,465.141
7.124
7.124




AST BlackRock/Loomis Sayles Bond Portfolio
For
243,111,685.674
78.550
78.553
Against
47,712,462.030
15.416
15.417
Abstain
18,665,201.256
6.031
6.030




AST Defensive Asset Allocation Portfolio
For
20,755,525.062
73.559
73.733
Against
5,307,178.250
18.809
18.854
Abstain
2,086,936.365
7.396
7.413




AST FI Pyramis(r) Quantitative Portfolio
For
307,553,991.375
76.205
76.206
Against
69,083,146.239
17.117
17.117
Abstain
26,950,522.556
6.677
6.677




AST Franklin Templeton Founding Funds Plus Portfolio
For
65,681,224.086
77.386
77.387
Against
13,818,129.475
16.281
16.280
Abstain
5,375,329.323
6.333
6.333




AST PIMCO Limited Maturity Bond Portfolio*
For
75,419,913.119
84.819
84.829
Against
8,745,363.966
9.835
9.836
Abstain
4,743,607.734
5.335
5.335




AST Preservation Asset Allocation Portfolio
For
382,346,151.473
72.646
72.652
Against
102,701,918.466
19.513
19.515
Abstain
41,225,403.788
7.833
7.833




AST Prudential Growth Allocation Portfolio
For
428,582,534.997
76.801
76.802
Against
94,984,212.687
17.021
17.022
Abstain
34,469,194.168
6.177
6.176




AST RCM World Trends Portfolio
For
288,037,777.957
75.222
75.223
Against
68,004,598.011
17.760
17.760
Abstain
26,872,055.077
7.018
7.017




AST Schroders Global Tactical Portfolio
For
239,671,045.137
77.418%
77.419%
Against
51,569,736.639
16.658
16.658
Abstain
18,338,665.304
5.924
5.923




AST Schroders Multi-Asset World Strategies Portfolio
For
178,217,139.532
77.501
77.501
Against
36,176,045.074
15.732
15.732
Abstain
15,561,572.462
6.767
6.767




AST T. Rowe Price Asset Allocation Portfolio


For
357,181,994.527
76.255
76.256
Against
80,036,525.215
17.087
17.087
Abstain
31,184,540.904
6.658
6.657




AST T. Rowe Price Growth Opportunities Portfolio
For
25,422,503.269
75.835
75.835
Against
6,761,239.914
20.169
20.169
Abstain
1,339,815.447
3.996
3.996








At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the shares of the portfolio.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted

AST Advanced Strategies Portfolio
For
528,211,603.178
89.031
89.031
Against
32,370,619.181
5.456
5.457
Abstain
32,707,446.371
5.512
5.512




AST BlackRock Global Strategies Portfolio
For
170,917,429.109
88.593
88.594
Against
9,314,884.416
4.828
4.829
Abstain
12,690,054.855
6.578
6.577




AST BlackRock/Loomis Sayles Bond Portfolio
For
274,906,079.106
88.823
88.826
Against
17,096,103.825
5.524
5.524
Abstain
17,487,166.029
5.650
5.650




AST FI Pyramis(r) Quantitative Portfolio
For
358,782,911.741
88.898
88.899
Against
20,558,630.475
5.094
5.094
Abstain
24,246,117.954
6.007
6.007




AST Legg Mason Diversified Growth Portfolio
For
2,336,662.807
90.960
90.960
Against
143,618.073
5.591
5.591
Abstain
88,612.078
3.449
3.449




AST PIMCO Limited Maturity Bond Portfolio*
For
82,490,770.438
92.772
92.782
Against
2,318,591.143
2.607
2.608
Abstain
4,099,523.238
4.610
4.610




AST Prudential Growth Allocation Portfolio
For
495,814,593.952
88.849
88.850
Against
30,278,903.869
5.426
5.426
Abstain
31,942,444.031
5.724
5.724




AST RCM World Trends Portfolio
For
337,615,046.098
88.170
88.170
Against
20,444,874.874
5.339
5.340
Abstain
24,854,510.073
6.491
6.490




AST Schroders Global Tactical Portfolio
For
277,490,159.157
89.634%
89.635%
Against
14,976,322.359
4.838
4.838
Abstain
17,112,965.564
5.528
5.527




AST Schroders Multi-Asset World Strategies Portfolio
For
203,484,463.640
88.489
88.489
Against
12,150,131.360
5.284
5.284
Abstain
14,320,162.068
6.227
6.227




AST T. Rowe Price Asset Allocation Portfolio
For
413,700,511.473
88.322%
88.322%
Against
25,809,812.028
5.510
5.510
Abstain
28,892,737.145
6.168
6.168




AST T. Rowe Price Growth Opportunities Portfolio
For
29,931,530.902
89.285
89.286
Against
1,913,657.523
5.708
5.708
Abstain
1,678,370.205
5.007
5.006




*Effective July 13, 2015, the AST PIMCO Limited Maturity Bond
Portfolio has been renamed the AST BlackRock
Low Duration Bond Portfolio.

At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a policy to permit the manager to enter into or make material changes to portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted

AST Academic Strategies Asset Allocation Portfolio


For
417,659,103.291
75.885%
75.894%
Against
92,234,816.921
16.758
16.760
Abstain
40,431,689.324
7.346
7.346




AST AQR Large-Cap Portfolio


For
223,862,255.971
99.910
99.911
Against
111,268.161
0.050
0.049
Abstain
89,837.007
0.040
0.040




AST Capital Growth Asset Allocation Portfolio


For
660,204,228.618
75.907
75.907
Against
151,722,466.846
17.444
17.445
Abstain
57,828,742.356
6.649
6.648




AST ClearBridge Dividend Growth Portfolio


For
78,001,833.035
97.590
97.590
Against
1,371,886.644
1.716
1.716
Abstain
554,772.230
0.694
0.694




AST FI Pyramis(r) Asset Allocation Portfolio


For
188,418,120.730
77.212
77.212
Against
40,644,509.635
16.656
16.656
Abstain
14,964,969.743
6.132
6.132




AST Franklin Templeton Founding Funds Allocation Portfolio
For
310,615,012.942
80.213
80.222
Against
54,270,367.693
14.014
14.016
Abstain
22,313,165.221
5.762
5.762




AST Goldman Sachs Multi-Asset Portfolio


For
189,160,472.917
77.008
77.009
Against
40,771,905.823
16.599
16.598
Abstain
15,703,550.259
6.393
6.393




AST J.P. Morgan Global Thematic Portfolio


For
180,717,931.401
76.619
76.619
Against
39,902,180.518
16.917
16.917
Abstain
15,247,391.224
6.464
6.464




AST J.P. Morgan Strategic Opportunities Portfolio


For
134,494,288.653
75.184
75.185
Against
32,764,771.228
18.315
18.316
Abstain
11,626,410.732
6.499
6.499




AST New Discovery Asset Allocation Portfolio


For
46,761,048.589
79.242%
79.243%
Against
9,163,960.701
15.529
15.530
Abstain
3,085,008.800
5.228
5.227








At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the shares of the portfolio.

The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted

AST Academic Strategies Asset Allocation Portfolio
For
487,373,326.276
88.551%
88.561%
Against
27,939,223.373
5.076
5.077
Abstain
35,013,059.887
6.362
6.362




AST AQR Large-Cap Portfolio
For
223,891,211.351
99.923
99.924
Against
109,257.727
0.049
0.048
Abstain
62,892.061
0.028
0.028




AST ClearBridge Dividend Growth Portfolio
For
78,918,447.763
98.736
98.737
Against
518,355.793
0.649
0.648
Abstain
491,688.353
0.615
0.615




AST FI Pyramis(r) Asset Allocation Portfolio
For
218,596,454.763
89.578
89.579
Against
12,264,140.344
5.026
5.026
Abstain
13,167,005.001
5.396
5.395




AST Franklin Templeton Founding Funds Allocation Portfolio
For
349,852,626.929
90.345
90.355
Against
16,880,206.960
4.359
4.360
Abstain
20,465,711.967
5.285
5.285




AST Goldman Sachs Multi-Asset Portfolio
For
219,387,408.350
89.314
89.315
Against
12,608,969.594
5.133
5.133
Abstain
13,639,551.055
5.553
5.552




AST J.P. Morgan Global Thematic Portfolio
For
209,134,815.398
88.666
88.667
Against
14,415,516.010
6.112
6.111
Abstain
12,317,171.735
5.222
5.222




AST J.P. Morgan Strategic Opportunities Portfolio
For
157,846,061.548
88.237
88.239
Against
9,794,887.450
5.475
5.476
Abstain
11,244,521.615
6.286
6.285




AST New Discovery Asset Allocation Portfolio
For
53,258,228.179
90.252%
90.253%
Against
2,860,483.125
4.847
4.848
Abstain
2,891,306.786
4.900
4.899






At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a policy to permit the manager to enter into or make material changes to portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted


AST Multi-Sector Fixed Income Portfolio




For
212,684,024.670
72.842%
72.843%
Against
57,499,524.563
19.693
19.693
Abstain
21,795,157.043
7.465
7.464
At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the shares of the portfolio.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted


AST Multi-Sector Fixed Income Portfolio




For
255,336,062.449
87.450%
87.451%
Against
12,286,526.526
4.208
4.208
Abstain
24,356,117.301
8.342
8.341

At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a policy to permit the manager to enter into or make material changes to portfolio subadvisory agreements with wholly-owned subadvisers without shareholder approval.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted


AST Money Market Portfolio




For
803,832,175.866
76.873%
76.993%
Against
179,729,796.468
17.188
17.215
Abstain
60,473,337.086
5.783
5.792

At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the shares of the portfolio.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted


AST Money Market Portfolio




For
910,522,703.107
87.076%
87.212%
Against
82,580,949.360
7.897
7.910
Abstain
50,931,656.953
4.871
4.878

At the same special meeting of shareholders, shareholders of each portfolio identified below approved the following proposal: To approve a shareholder services and distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for the shares of the portfolio.





The INFORMATION IS DISPLAYED IN THE FOLLOWING ORDER
Shares Voted
% of Total
% of Voted


AST BlackRock Multi-Asset Income Portfolio




For
1,417,629.398
85.443%
85.443%
Against
75,784.648
4.567
4.568
Abstain
165,745.799
9.990
9.989




AST FQ Absolute Return Currency Portfolio




For
549,371.299
99.084
100.000
Against
0.000
0.000
0.000
Abstain
0.000
0.000
0.000




AST Franklin Templeton K2 Global Absolute Return Portfolio




For
879,161.086
100.000
100.000
Against
0.000
0.000
0.000
Abstain
0.000
0.000
0.000




AST Goldman Sachs Global Growth Allocation Portfolio




For
884,385.907
78.615
95.865
Against
0.000
0.000
0.000
Abstain
38,151.662
3.391
4.135




AST Goldman Sachs Strategic Income Portfolio




For
78,955,573.234
99.985
99.986
Against
11,515.531
0.015
0.014
Abstain
0.000
0.000
0.000




AST Jennison Global Infrastructure Portfolio




For
621,834.156
100.000
100.000
Against
0.000
0.000
0.000
Abstain
0.000
0.000
0.000




AST Prudential Flexible Multi-Strategy Portfolio




For
1,459,055.154
95.121
95.122
Against
41,528.280
2.708
2.707
Abstain
33,306.527
2.171
2.171




AST QMA International Core Equity Portfolio




For
86,860,987.182
100.000
100.000
Against
0.000
0.000
0.000
Abstain
0.000
0.000
0.000




AST T. Rowe Price Diversified Real Growth Portfolio




For
1,701,738.959
95.224
95.224
Against
20,904.354
1.170
1.170
Abstain
64,453.251
3.606
3.606